EXHIBIT 10.15

                                    AGREEMENT

      THIS AGREEMENT, made and entered into as of this 23rd of July, 1997, by and among PHARMASYSTEMS COST CONTAINMENT CORP., a Florida corporation ("Debtor"), LEE'S ACQUISITION CORPORATION, a Florida corporation and its wholly owned subsidiary Lee's Prescription Shops, Inc., a Florida corporation (collectively "LAC") and CARLOS M. MARIN, JR., an individual, as Successor in Interest to Exired, S.A. de C.V., a Mexican corporation ("Marin"); (the Debtor, LAC and Marin are sometimes collectively referred to herein as the "parties " or, generically, as a "party").

      WHEREAS, Debtor has requested a loan from Exired, S.A. de C.V., a Mexican corporation, in the principal amount of $537,500.00 ("Loan A") to be used for general corporate purposes, including funding the corporate operations of LAC, a wholly owned subsidiary of Debtor.

      WHEREAS, Debtor has also requested that Exired, S.A. de C.V., a Mexican corporation, make a loan to Healthcare Workshop, Ltd., a British Virgin Islands corporation ("HWL") in the principal amount of $1,000,000.00 for similar corporate purposes ("Loan B") (Loan A and Loan B are hereinafter collectively referred to as the "Loans").

      WHEREAS, Exired, S.A. de C.V., a Mexican corporation, has transferred all of its rights, claims, title and interest, including subrogation of all claims, in connection with the Loans to Marin.

      WHEREAS, in order to evidence and secure Loan A, the Debtor is executing and delivering to Marin on this date a Promissory Note and Security Agreement in the principal amount of $537,500.00 (the "Note") granting to Marin a perfected security interest in 100% of the outstanding capital stock of LAC.

      WHEREAS, in order to evidence and secure Loan B, HWL is executing and delivering to Marin on this date a Promissory Note and Security Agreement, of even date herewith ("Note B") in the principal amount of $1,000,000.00).

      WHEREAS, LAC is the sole owner of all assets of the operating business commonly known as Lee's Pharmacies, a pharmaceutical drug store chain doing business in Dade County, Florida, and owns such assets directly, not through an intervening subsidiary (wholly owned or otherwise).

      WHEREAS, Marin has agreed to make the Loans on the express condition tht the Debtor and LAC agree to abide by certain affirmative and negative covenants and conditions more particularly described in this Agreement.

      WHEREAS, in order to induce Marin to make the Loans, the Debtor and LAC are willing to enter into this Agreement and to abide by the terms hereof.



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      NOW THEREFORE,  in consideration of the premises and the respective mutual agreements, covenants, representations and warranties herein contained, as well as other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

      1. RECITALS. The above recitals are true and correct in all respects as of the date hereof and are hereby incorporated by reference.

      2.     COVENANTS AND AGREEMENTS OF DEBTOR.

             2.1. TRANSACTIONS EFFECTING ORGANIZATION AND GOOD STANDING. Between the date hereof and the time when the Note is fully discharged, the Debtor and LAC shall take all necessary actions to keep in full force and effect the legal existence of the Debtor and LAC.

             2.2.  CONDUCT OF DEBTOR.

                   2.2.1. Between the date hereof and the time when the Notes are fully discharged, the Debtor and LAC will each conduct its business diligently in the ordinary course of its business, and Debtor and LAC shall use their best efforts to preserve intact their business organization, and to preserve their good will and relationships with their employees, suppliers, contractors, clients and others having business relations with Debtor and LAC, respectively.

                   2.2.2. Between the date hereof and the time when the Notes are fully discharged, Debtor and LAC will not, without the prior written consent of Marin, except as otherwise provided for in Section 4 of the Security Agreement executed concurrent herewith (a) sell, lease or otherwise transfer or dispose of a significant portion of the Debtor's business assets, or, (b) mortgage or pledge any of their business assets.

                   2.2.3. Between the date hereof and the time when the Notes are fully discharged, the Debtor will provide Marin with its consolidated and consolidating quarterly financial statements within forty-five (45) days of the end of each quarter and annual consolidated and consolidating audited financial statements within ninety (90) days of its fiscal year end.

                   2.2.4. Between the date hereon and the time when the Notes are fully discharged, neither the Debtor nor LAC will, without the prior written consent of Marin, (a) incur any indebtedness, or (b) guarantee any debt, except in the ordinary course of business.

                   2.2.5. Between the date hereof and the time when the Notes are fully discharged, neither Debtor nor LAC will, without the prior written consent of Marin, merge or consolidate the Debtor into another entity or permit any entity to consolidate or merge into it.

                   2.2.6. Between the date hereof and the time when the Notes are fully discharged, neither the Debtor nor LAC will, without the prior written consent of Marin, declare any dividends or acquire any outstanding shares of its stock or make any other distribution of cash or property with respect to its shares.



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                   2.2.7.  Between  the date  hereof and the time when the Notes are fully  discharged,  the  Debtor  and LAC will  furnish  to Marin  such other
information   as  Marin  may   reasonably   request  and  permit  Marin  or  his
representatives to visit Debtor's and/or LAC's respective places of business, talk with Debtor's or LAC's officers and inspect Debtor's and or LAC's books and records.

      3. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida.

      4. DEFAULT. The failure by Debtor or LAC to abide by the terms hereof shall be deemed to be an Event of Default under Note A and under Note B permitting Marin to enforce his remedies under the terms of such Notes and under the Security Agreement, of even date herewith, from LAC to Marin.

      5. NOTICES. Any notice, request, demand and other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered by hand, or (b) five (5) days after deposit in the United States mail, by registered air mail, postage prepaid, return receipt requested, as follows:

      If to Debtor or LAC:    PharmaSystems Cost Containment Corp.
                              7350 N.W. 7th Street, #104
                              Miami, Florida 33126

      with a copy to:         Caruncho & Mur, P.A.
                              2600 Douglas Road, Suite 501
                              Coral Gables, Florida  33134

      If to Marin:            c/o Alfonso J. Perez, Esq.
                              Haley, Sinagra & Perez, P.A.
                              100 S. Biscayne Boulevard, Suite 800
                              Miami, Florida 33131

or to such other addresses as the parties hereto may from time to time give written notice of to the others.

      6. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto and supersede all prior agreements, understandings, negotiations and discussions, both written and oral, among the parties hereto with respect to the subject matter hereof. This Agreement may not be amended or modified in any way except by a written instrument executed by all of the parties hereto.

      7. BENEFITS: BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective representatives, heirs, legal representatives, successors and assigns.



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      8. NO WAIVER . No waiver of any of the provisions of this Agreement  shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly so provided.

      9. SEVERABILITY. In the event that one or more of the words, phrases, sentences, clauses, subsections or sections contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, subsection or subsections, section or sections had not been inserted, and shall remain in full force and effect to the extent of the other provisions hereof.

      10. SECTION HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement.

      IN WITNESS WHEREOF, the parties hereto have each executed an delivered this Agreement as of the day and year first above written.

                                DEBTOR:

                                PHARMASYSTEMS COST CONTAINMENT CORP.


                                By:  /s/ Jose L. Rodriguez
                                     -------------------------------------------
                                     Jose L. Rodriguez, as President


                                LAC:

                                LEE'S ACQUISITION CORPORATION, a Florida
                                   corporation


                                By:  /s/ Jose L. Rodriguez
                                     -------------------------------------------
                                     Jose L. Rodriguez, President


                                LEE'S PRESCRIPTION SHOPS, INC., a Florida
                                   corporation


                                By:  /s/ Jose L. Rodriguez
                                     -------------------------------------------
                                     Jose L. Rodriguez, President




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                                MARIN:


                                /s/ Carlos Marin
                                ------------------------------------------------
                                Carlos, Marin Individually, as
                                Successor-in-Interest to Exired, S.A. de C.V.,
                                a Mexican corporation